UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2005

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

510 Bering Drive

Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 – OTHER EVENTS

On May 17, 2005, the Company issued (1) a press release announcing that certain of its indirect subsidiaries intend to offer, in a private transaction, up to $1.9 billion of Senior Secured Tower Revenue Notes, Series 2005-1 and (2) a press release announcing that the Company has commenced cash tender offers and consent solicitations for all of its outstanding 10 3/4% Senior Notes due 2011, 9 3/8% Senior Notes due 2011, 7.5% Senior Notes due 2013 and 7.5% Series B Senior Notes due 2013. The May 17 press releases are attached as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 17, 2005

99.2	Press Release dated May 17, 2005

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk
Name:	E. Blake Hawk
Title:	Executive Vice President and General Counsel

Date: May 17, 2005

2

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 17, 2005

99.2	Press Release dated May 17, 2005

3